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                                 EXHIBIT 23(b)

                        CONSENT OF ARTHUR ANDERSEN LLP
                        ------------------------------


     As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1995 included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.


Lancaster, Pa.                            /s/ ARTHUR ANDERSEN LLP



December 5, 1995